Aristotle Value Equity Fund

Class I Shares

(Ticker Symbol: ARSQX)

A series of Investment Managers Series Trust

Supplement dated February 9, 2018, to the

Summary Prospectus dated May 1, 2017.

Effective immediately, Gregory D. Padilla is added as a portfolio manager to the Aristotle Value Equity Fund (the “Fund”). Howard Gleicher will continue to serve as portfolio manager of the Fund. As a result, the Summary Prospectus is updated as follows.

The “Portfolio Manager” section on page 3 of the Summary Prospectus is replaced with the following:

The portfolio management team that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, and Gregory D. Padilla, CFA, Principal and Portfolio Manager. Mr. Gleicher has served as a portfolio manager of the Fund since its inception on August 31, 2016, and Mr. Padilla has served as a portfolio manager of the Fund since February 9, 2018.

Please file this Supplement with your records.